1. Second Quarter 2012 Earnings Call Presentation Exhibit 99.1

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This presentation and any other written or oral statements made by or on behalf of Tower may include forward-looking statements that reflect Tower's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "plan," "expect,"
"project," "intend," "estimate," "anticipate," "believe" and "continue" or their negative or variations or similar terminology.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of Tower to differ materially from those indicated in these statements.  Please refer to Tower’s filings with the SEC, including among others Tower’s Annual Report on Form 10-K for the year ended December 31, 2011 and subsequent filings on Form 10-Q, for a description of the important factors that could cause the actual results of Tower to differ materially from those indicated in these statements.  Forward-looking statements speak only as of the date on which they are made, and Tower undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Notes on Non-GAAP Financial Measures
Operating income excludes realized gains and losses, acquisition-related transaction costs and the results of the reciprocal business, net of tax. This is a common measurement for property and casualty insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. Additionally, these measures are a key internal management performance standard. Operating earnings per share is operating income divided by diluted weighted average shares outstanding.
Operating return on equity is annualized operating income divided by average common stockholders' equity.
Total premiums include gross premiums written through our insurance subsidiaries and produced as managing general agent on behalf of other insurance companies, including the reciprocal exchanges.

2 Overview of the Operating Results

Second Quarter Snapshot
Second quarter operating results
• Net operating loss of $15.5 million, or ($0.39) per diluted share compared with operating income of $26.0 million, or $0.63 per diluted share same period last year
» Excluding the after-tax loss reserve charge of $42 million, Tower achieved strong operating results
Organic growth initiative and improving market conditions drive strong top line growth
• 14.9% top line growth in 2Q driven from growth from new business units
• Improving market conditions, especially in property and specialty lines of business
• Developing a strong pipeline of organic growth opportunities
Exercised option to combine with Canopius Holdings Bermuda Limited and Canopius Bermuda Limited (together, “Canopius Bermuda”)
• Will enable Tower to create a global specialty insurance company with greater diversification
• Access to U.S., Bermuda and Lloyd’s markets supported by an efficient international holding company structure
• Enables Tower to increase its ROE target to 13% to 15% within 18 months of merger

(15.5)
30.1
26.0
30.3

(0.39)
0.77
0.63
0.73

1,018
-5%
1,073

26.53
2%
26.01

TOWER GROUP

Second Quarter 2012 Highlights
*Stockholders equity reduced by $95 million from stock repurchases and dividends since 2Q11
- 0.3
3.3
42.3
4.6
2Q12 Storms Dev. Pro -
Forma
2Q12
2Q11 Storms Dev. Pro -
Forma
2Q11
Operating Earnings ($ millions)
2Q12
2Q11
0.08
1.08
0.11
- 0.01
2Q12 Storms Dev. Pro -
Forma
2Q12
2Q11 Storms Dev. Pro -
Forma
2Q11
Operating EPS (Loss)
2Q12
2Q11
2Q12 2Q11
Book Value per Share ($)*
2Q12 2Q11
Stockholders' Equity ($ millions)*

110.9
94.1
95.4
93.4

11.6
9.9
11.5
(5.9)

TOWER GROUP

Second Quarter Highlights
109.7
94.1
93.3 93.4
1.2
15.6
2.1
- 0.1
2Q12 Storms Dev. Pro - Forma
2Q12
2Q11 Storms Dev. Pro - Forma
2Q11
Combined Ratio (%)
2Q12 2Q11
1.3
16.2
1.7
- 0.1
2Q12 Storms Dev. Pro - Forma
2Q12
2Q11 Storms Dev. Pro - Forma
2Q11
Operating ROE (%)
2Q12 2Q11

Organic Growth Initiative is Driving Top Line Growth
Organic Growth Initiative Second Quarter 2012 Status
Expand products:
• Continued product expansion into mono-line commercial property, inland marine, surety and package policies focusing on affluent clients
Develop entrepreneurial businesses
• Continued production from newly created businesses including assumed reinsurance ($48 million of
GWP in the second quarter),  customized solutions and National Commercial Property business units
Develop key processes related to generating organic growth
• Recently expanded marketing department developing a pipeline of organic growth opportunities
537.6
468.0
2Q12 2Q11
Gross Premiums Written and Managed
($ millions)
15%

Business Segment Results
Commercial Personal** Insurance
General Specialty Services
Business Units / Products
Small business;
Middle market
National Programs, E&S,
Customized Solutions,
Transportation and
Assumed Reinsurance
Homeowners and
private passenger
auto
2Q12 GPW* ($ millions) $175 $195 $168 $9***
2Q11 GPW* ($ millions) 185 131 152 8***
2Q12 % of total GPW 33% 36% 31% n/a
Commercial Consolidated
Loss Ratio 83.3% 52.1% n/a
Expense Ratio 32.2% 39.8% n/a
Combined Ratio 115.5% 91.9% n/a
Retention 78% 92% n/a
Renewal Premium Change 4.2% 2.6% n/a
Segment
Summary
*     Gross premiums written and managed
**   Loss, Expense and Combined ratios exclude reciprocal business
***Total revenue for the segment
Accelerated  focus
on small premium
size segment across
all lines of business
Seeing signs of
pricing improvement
in the middle
market business
Completed
termination of
unprofitable program
business with a
focus on profitable
specialty programs
Growth driven
primarily by
assumed
reinsurance
business
Successful  rollout of
personal lines
system; on pace to
replace legacy
system by middle of
2012
Continued expansion
into affluent
personal lines
market
Expanding licensing
to expand writings
in other states and
thereby increasing
fee income

Net Loss and Loss Expense Ratio, Excluding Reciprocals
Prior to the charge, Tower has had minimal history of adverse development
• Prior to the 2Q charge, less than $30 million total adverse development since going public in
2004 (including $7 million from late reported storm losses in 2011)
• $65M 2Q reserve strengthening is a culmination of multi-year actions that began in the 4Q
2009 to mitigate prolonged soft market conditions
» Reserve charge should allow Tower’s prospective financial results to fully reflect current accident year profitability going forward
Positive reserves and underwriting outlook
• Reserve strengthening improves the overall reserve position
» 6-30 reserves now exceed the year end 2011 central estimates developed by the outside actuaries
• Historical loss ratio remains favorable after reserve strengthening (62.3 % from 2008 to 2011 excluding  2.4 point of storm losses)
• Shift in business mix, corrective underwriting and claims cost reduction projected to reduce
2012 accident year loss ratio by 2 to 4 points (61.5% projected in 2012)
77.3
60.5
62.4
1.2
15.6
2.1
-0.1
2Q12 Storms Dev. Pro - Forma
2Q12
2Q11 Storms Dev. Pro - Forma
2Q11
Loss Ratio and Reserves (%)
2Q12 2Q11
60.4

19.2%
17.8%
10.8%
11.3%
3.6%
3.9%
33.6%
33.0%
2Q12 2Q11
Commissions, net of ceding commissions
OUE, net of fees
BB&T expenses
Expense Ratio Excluding Reciprocals
Revised allocation to claims costs resulted in 1 point year over year increase in other underwriting expenses (OUE)
Commission rate higher year over year due to assumed reinsurance, this should trend down in second half of year
As systems initiatives relating to personal lines are completed, we expect scale advantage to drive expense ratio down
Note: Excludes reciprocals

Improving Investment Performance
Note: Excludes reciprocals
$2,434
$2,281
6-30-2012 6-30-2011
Cash and Invested Assets ($millions)
4.8
4.7
6-30-2012 6-30-2011
Tax- Equivalent Fixed Income
Yield (%)
$30
$30
6-30-2012 6-30-2011
Net Investment Income
($millions)
Alternative investment commitment remains modest but assets have begun to generate positive returns in 2Q12 and should provide higher yield and diversification from interest rate risk inherent in fixed-income investments, and reduce capital markets volatility
Operating cash flows improved in 2Q12 as compared to 2Q11

Less than 25%
more than 20%
Less than 80%
more than 75%

TOWER GROUP

High Level Merger Corporate Chart
*CP RE used solely to reinsure US Pool
100%
CURRENT STATE
Note: After merger completion, Tower expects U.S. and Bermuda operations to have comparable capital bases. TWGP shareholders get$1.25 per share in cash consideration and the company increases its capital by between $190 million to $240 million
POST MERGER
Tower
Shareholders
US HOLDCO
CP RE US POOL*
New
Shareholders
Tower
Shareholders
Bermuda Operations
Lloyd’s and CPRe
business
Tower and its
Subsidiaries
U.S. Operations
Tower Group
International
Holding Company

Positive Trends and Guidance
2Q12* 2H12* 2012 Target* Trend through remainder of  2012
Annual GPW Growth 14.9% < 5%
Anticipate growth on the upper end of our 5% to 10% range
due to organic growth initiatives and improving market
conditions
Loss Ratio 77.3% 61.5%-62.5%
The loss ratio trend for 2H12 should improve due to re-
underwriting and pricing actions, shift to profitable specialty and property business and declining impact of the runoff
business. No further adverse development is anticipated
Expense Ratio 33.6% 33.5%-34.5%
Expense ratio should benefit over remainder of year from
lower acquisition cost trends, lower systems costs at end of year and leveling of OUE by year end
Combined Ratio 110.9% 95.0%-97.0%
Future improvement  will be driven primarily by reduction in loss and expense ratios  expected over the balance of the
year
Investment Yield 4.8% 4.6%-4.8%
Continued growth in invested asset base and book yield
stabilization due to alternative and strategic investments
Operating ROE &
2012 Guidance (5.9%) 10.0% -11.0%
We expect to see improvement to 10%-12% range occurring
in second half of year and continuing into 2013
*Excludes reciprocals
99.5%
5.0%
$1.45
4.7%
- $1.55
- 6.0%
- 4.8%
- 101.5%
33.5% - 34.5%
66% 67%
-
5% 10% -